Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 28,2004
                        (Date of earliest event reported)


                          Commission file number 1-6352


                             JOHN H. HARLAND COMPANY
             (Exact name of registrant as specified in its charter)


          GEORGIA                                     58-0278260
(State or other jurisdiction of                    (I.R.S. Employer
incorporation)                                     Identification No.)


        2939 Miller Rd.
        Decatur, Georgia                                30035
(Address of principal executive offices)             (Zip code)


                                 (770) 981-9460
              (Registrant's telephone number, including area code)

                                (Not Applicable)
(Former name, former address and former fiscal year, if changed since last report.)



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Item 9.  REGULATION FD DISCLOSURE

The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On July 28, 2004, John H. Harland Company (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarterly period ended June 25, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


On July 29, 2004, the management of the Company hosted a conference call to discuss the Company's financial condition and results of operations for the quarterly period ended June 25, 2004. This conference call was webcast and was broadly accessible over the Company's website at www.harland.net. A written transcript of this conference call is attached hereto as Exhibit 99.2.

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


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JOHN H. HARLAND COMPANY



Date:  August 3, 2004           By:        /s/ John C. Walters
                                           -----------------------------
                                           John C. Walters
                                           Senior Vice President and
                                           General Counsel


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


Exhibit Index

Exhibit Number      Description of the Exhibit

99.1                Press Release issued July 28, 2004
99.2                Transcript of July 29, 2004 conference call





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